Exhibit 10.1

CONFIDENTIAL SETTLEMENT AGREEMENT

This CONFIDENTIAL SETTLEMENT AGREEMENT (“Confidential Settlement Agreement”) is made and entered into on this 21st day of December 2017 (the “Effective Date” is the date on which the last of the Parties named below executes this Confidential Settlement Agreement) between MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company (“Megdal Associates”); TERRY MEGDAL, an individual; JANICE FALLER, an individual; DR. WILLIAM MEGDAL, individually and as Custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal (collectively, the “Megdal Parties”) and LA-Z-BOY INCORPORATED, a Michigan corporation (“La-Z-Boy”) (collectively all of the foregoing are the “Parties” and each a “Party”) with respect to the following recitals:

Recitals

WHEREAS, Megdal Associates and La-Z-Boy are parties to a License Agreement dated January 1, 2002, as amended by that certain La-Z-Boy/Megdal Associates Agreement effective January 31, 2003, as further amended by that certain Addendum Agreement dated May 21, 2004 (the “2002 License Agreement”), and Megdal Associates, by assignment, and Centurion Furniture PLC and Tom Brown, are parties to an April 21, 1999 Confidentiality Agreement (the “1999 Confidentiality Agreement”).

WHEREAS, the Megdal Parties and La-Z-Boy had a dispute concerning the 2002 License Agreement pertaining to inter alia certain lines of power motion furniture (the “Dispute” or the “Disputes”).

WHEREAS, Megdal owns or owned rights in U.S. Patent 7,017,439 (“the ‘439 Patent”); U.S. Patent No. 6,952,976 (“the ‘976 Patent”); the 2002 License Agreement; certain disclosures of designs, confidential, proprietary, and trade secret information defined in the 2002 License Agreement as THE DISCLOSURES, certain trade secrets and inventions licensed to La-Z-Boy under the 2002 License Agreement (THE DISCLOSURES and the TRADE SECRETS AND INVENTIONS under the 2002 License Agreement shall hereinafter be the “Trade Secrets and Inventions”); and all claims made against La-Z-Boy in the Litigation, including but not limited to the judgment in the amount of $6,030,558.25 (the ‘976 Patent; the 2002 License Agreement; the Trade Secrets and Inventions; and all claims made against La-Z-Boy in the Litigation, including the judgment, collectively, “Megdal’s Assets”).

WHEREAS, the Megdal Parties asserted certain Intellectual Property Rights and Patent Rights (as defined in Paragraph 26 below) against La-Z-Boy.

WHEREAS, Megdal Associates filed an action styled Megdal Associates, LLC v. La-Z-Boy Inc., Civil Action No. 9:14-cv-81009-WJZ, and a subsequent action styled Megdal Associates, LLC v. La-Z-Boy Inc., Civil Action No. 9:14-cv-81476-WJZ, in the United States District Court for the Southern District of Florida (collectively, the “Litigation”).

WHEREAS, the District Court entered a Final Judgment dated February 28, 2017 in the Litigation in favor of Megdal Associates and against La-Z-Boy for $6,030,558.25.

WHEREAS, the District Court entered an Order in favor of Megdal Associates on taxable costs dated August 28, 2017 in the amount of $96,749.53 (the “Order”).

WHEREAS, La-Z-Boy appealed the Final Judgment and the Order to the Eleventh Circuit Court of Appeals, which appeal is now pending in Consolidated Case No. 17-11397/17-14292.

WHEREAS, on March 28, 2017, La-Z-Boy posted a Civil Supersedeas Bond in the amount of $6,633,614.08 (“Bond”), which is 110% of the Final Judgment.

WHEREAS, without admitting liability or fault, the Parties desire now to settle and fully resolve the Disputes, the Final Judgment, the Order, the Bond, and the Appeal, and to end any contractual, quasi-contractual, or other relationship of any manner or type, now and extending into the future, between the Megdal Parties and La-Z-Boy, including, but not limited to, pursuant to the 2002 License Agreement and the 1999 Confidentiality Agreement, as amended.

WHEREAS, the Parties agree that the Confidentiality provisions of this Confidential Settlement Agreement are an essential element of this Confidential Settlement Agreement and shall be strictly construed for the protection of all Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Recitals.  The foregoing recitals are true and correct and are incorporated herein.

2.                                      Payment.  To purchase from Megdal all of Megdal’s right, title, and interest in and to Megdal’s Assets as part of a settlement of the Litigation, and in complete satisfaction of all Disputes, the Final Judgment, the Order, the Litigation, the Bond, the Appeal, and all obligations under the 2002 Licensing Agreement and under the Final Judgment, and contingent on the receipt by La-Z-Boy of a fully completed IRS Form W-9 by the Robins Kaplan Incoming Trust for Megdal LLC and each of the members of Megdal Associates, La-Z-Boy shall make a payment to Megdal Associates by December 27, 2017 (“Closing”) for Thirteen Million Five Hundred Thousand Dollars and 00/100 Cents ($13,500,000.00) (the “Payment”) to Robins Kaplan LLP in trust for Megdal Associates by wire transfer and sent to the following bank:

Bank Name: U.S. Bank

Bank Address: 800 Nicollet Mall, Minneapolis, MN 55402

Routing Number: 091 000 022

Beneficiary Account Name: Robins Kaplan Incoming Trust for Megdal LLC

Beneficiary Account Number: 1047 7555 9172

Upon signing this Confidential Settlement Agreement, and after irrevocable clearance of the Payment, the Megdal Parties and La-Z-Boy will complete the Mutual General Release attached as Exhibit A and transmit it to La-Z-Boy.

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3.                                      Extinguishment of All Agreements.  All agreements (oral, written, or otherwise) between La-Z-Boy, its Affiliates, or Affiliated Persons, and any or all of the Megdal Parties, their Affiliates, and Affiliated Persons, including the 2002 Licensing Agreement and the 1999 Confidentiality Agreement, as amended, are now hereby irrevocably extinguished and terminated by the Payment under this Confidential Settlement Agreement.

4.                                      Release of Intellectual Property Rights and Contractual Rights.  In consideration of the Payment, the Megdal Parties acknowledge and agree that they are voluntarily and irrevocably selling and releasing all Intellectual Property Rights and all Contractual Rights, including, but not limited to, the right to seek all future royalties, sums, fees, payments, considerations, and monies from La-Z-Boy by consequence of any of the Megdal Parties’ Intellectual Property Rights, the Megdal Parties’ Contractual Rights, the Disputes, the Litigation, the Final Judgment, the Order, the ‘976 Patent, the ‘439 Patent, the Appeal, the Bond, the 2002 License Agreement, the 1999 Confidentiality Agreement, or any of the foregoing as amended, as against La-Z-Boy, its Affiliates, and its Affiliated Persons, including, without limitation, as to all products introduced or sold after the date hereof, and all other claims, losses, causes of action, known or unknown, asserted or not asserted, from the beginning of time up to and through the Effective Date of this Agreement, including any existing on the Effective Date but accruing thereafter, whether asserted in the Litigation or not.

5.                                      Release of Patent Rights.

a.              In consideration of the Payment, the Megdal Parties acknowledge and agree that they are voluntarily and irrevocably releasing the right to assert, and do release the right to assert, all past, present and future Patent Rights held by the Megdal Parties as against La-Z-Boy, its Affiliates, and its Affiliated Persons anywhere in the world. In the event that the Megdal Parties violate this provision, then the Megdal Parties agree to immediately dismiss the claim and indemnify, defend, and hold La-Z-Boy harmless against any and all loss and liability arising therefrom.

b.              In consideration of the Payment, the Megdal Parties acknowledge and agree that they are voluntarily releasing the right to assert, and do release the right to assert any claim or right of contest against all present and future patent and intellectual property rights held by La-Z-Boy anywhere in the world, its past, current and future licensees of the same, including, but not limited to, pursuant to any patent or patent application. In the event that the Megdal Parties violate this provision, then the Megdal Parties agree to immediately dismiss the claim and indemnify, defend, and hold La-Z-Boy harmless against any and all loss and liability arising therefrom.

6.                                      Release of Claims against Third Parties.  In consideration of the Payment, the Megdal Parties acknowledge and agree that they are voluntarily and conditionally releasing the right to assert, and do conditionally release the right to assert, all Claims and demands for discovery, requests for documents, subpoenas, demands, information requests, records requests, depositions, and other discovery demands against (i) Dewert Antriebs und Systemtechnik,

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GmbH & Co. KG, a division of Phoenix Mecano, AG, Phoenix Mecano Ltd., Phoenix Mecano, Inc. (and its division Dewert Motorized Systems) and its Affiliates and Affiliated Persons, arising out of or related to the Disputes or the Intellectual Property Rights, the Patent Rights, the Contractual Rights, the ‘976 Patent, the ‘439 Patent or Megdal’s Assets, including, but not limited to, that certain Confidentiality Agreement dated August 29, 2000 between Megdal Associates, LLC and Dewert Motorized Systems, Division of Phoenix Mecano, Inc., the Dewert/Megdal Schunke Patent and Technology Agreement effective January 31, 2003 between Paul Megdal and Megdal Associates, LLC, and Dewert Antriebs und Systemtechnik, GmbH & Co. KG, Phoenix Mecano, Inc., Dewert Motorized Systems (a division of Phoenix Mecano), and Phoenix Mecano, Ltd., and the Dewert/Megdal Megatorxx™ Patent and Technology Agreement dated as of January 31, 2003 between Paul Megdal and Megdal Associates, LLC, and Dewert Antriebs und Systemtechnik, GmbH & Co. KG, Phoenix Mecano, Inc., Dewert Motorized Systems (a division of Phoenix Mecano), and Phoenix Mecano, Ltd. and (ii) Leggett & Platt, Incorporated and its Affiliates and Affiliated Persons, arising out of or related to the Disputes, or the Intellectual Property Rights, the Patent Rights, the Contractual Rights, the ‘976 Patent, the ‘439 Patent, or Megdal’s Assets, including that certain Confidentiality Agreement dated on or about February 28, 2001; provided, however, that if any of the foregoing entities file an action or proceeding asserting any type of claim against any or all of the Megdal Parties, concerning any of the Disputes, the Intellectual Property Rights, the Patent Rights, the Contractual Rights, the ‘976 Patent, the ‘439 Patent, or Megdal’s Assets, then under that condition the release as set forth herein shall be null and void nunc pro tunc.  Subject to the foregoing condition, in the event that the Megdal Parties violate this provision, then the Megdal Parties agree to immediately dismiss the claim and indemnify, defend, and hold La-Z-Boy harmless against any and all loss and liability arising therefrom.

7.                                      Confidentiality and Non-Disparagement.

a.              As a material inducement to the Parties’ agreement to enter into this Confidential Settlement Agreement, the Parties agree that all information pertaining to the Disputes, the 2002 License Agreement, the Litigation, the Appeal, and the mediation in this action, including, but not limited to, this Confidential Settlement Agreement between the Parties, the Payment Amount, the Disputes, the Parties’ oral and written settlement communications, the Parties’ telephone calls, the terms of the settlement negotiation and all documents reflecting the settlement, including all drafts of this Confidential Settlement Agreement (collectively, the “Confidential Information”), shall be confidential and privileged, and shall not be disclosed to any third party other than as provided below in Paragraph 7(a)(1)-(9):

(1)                       the La-Z-Boy Board of Directors;

(2)                       any accountant for the Parties who has a need to know such information to prepare taxation or financial reporting or information;

(3)                       the Internal Revenue Service or any other taxing authority;

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(4)                       the legal counsel (inside and outside counsel) of the Parties (and their paralegals and administrative assistants, if necessary to carry out this Confidential Settlement Agreement), who are bound as provided below in Paragraph 7(d);

(5)                       as otherwise required to comply with a request or disclosure required by law, including as required by regulations or requests of the United States Securities and Exchange Commission, state money services regulators and other governmental agencies, including any state or federal agencies relating to health care;

(6)                       as outlined below in Paragraph 7(f) and Paragraph 10 of this Confidential Settlement Agreement (except that the disclosure in Paragraph 10 shall only apply to what may be necessary, if desired, to effectuate the assignment with the U.S. Patent and Trademark Office);

(7)                       as needed to disclose to any current employee of either Party as strictly necessary to carry out the provisions of this Confidential Settlement Agreement;

(8)                       if required by law, La-Z-Boy shall be entitled to file the entirety of this Confidential Settlement Agreement with its SEC filings and issue a public statement in the form attached as Exhibit F, and respond to questions from analysts, prospective and actual investors, and other third parties about the SEC Filings and the public statement attached as Exhibit F; and

(9)                       if, as provided by Paragraph 7(a)(8), La-Z-Boy does file the Confidential Settlement Agreement, issue the public statement attached as Exhibit F, or responds to the questions of the third parties about the SEC Filings and the public statement, then any other Party may reiterate and repeat such public information; provided that, in no event shall any Party disclose the Confidential Information prior to the date of its public release in an SEC Filing by La-Z-Boy.

b.              The confidentiality provisions of this Paragraph 7 are binding on the Parties and their legal counsel/law firms.

c.               In making any of the disclosures in Paragraph 7(a)(2) and (7), the Parties agree that they shall (i) disclose only the absolute minimum information necessary or requested by the third party; (ii) wherever possible, make any disclosure by marking the document as Confidential; and (iii) wherever possible, require the execution of the Joinder attached as Exhibit C.

d.              Except as provided otherwise in this Paragraph 7, if any inquiry is made about the Confidential Information, the Parties may only state that “the Parties have resolved their dispute by mutual agreement and the Litigation has been dismissed”.

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e.               For avoidance of doubt, Paragraph 7 of this Confidential Settlement Agreement shall be binding upon Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal and the Megdal Parties, severally.  William Megdal as custodian and/or Power of Attorney shall be responsible for the compliance of Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal with this Paragraph 7.

f.                The Parties agree that it shall not be a breach for any Party:

(1)                       To comply with a valid court order or subpoena requiring the disclosure of any information about this Confidential Settlement Agreement, provided:

i.                                No such Party suggests to a third party that such third party issue such a subpoena or otherwise colludes with such third party to cause such an event;

ii.                             The requested Party notifies the opposing Party in writing within seven (7) business days of the requested Party’s receipt of any oral or written notice that the Confidential Information is sought by any third party or is otherwise to be disclosed in any court or other proceeding so that the opposing Party may oppose such disclosure by way of protective order or otherwise prior to the time for compliance with any deadline;

iii.                          The requested Party makes every reasonable effort to assure that the opposing Party has adequate time to protect its interests, including, but not limited to, by objecting to the subject request within the applicable time period and requesting an extension of time; and

iv.                         The Party from whom Confidential Information is subpoenaed requests the issuer of the subpoena or request to execute a Joinder attached as Exhibit C, or suitable confidentiality order, and in other respects fully complies with its obligations under Paragraph 7(a)-(f) above.

g.               No Party will commit any act or omission, or make any statement that would tend to disparage or adversely affect the reputation of the other Party.  Without in any way limiting the generality of the foregoing, no Party will make any disparaging or unfavorable statements to any third party, either orally or in writing (whether electronically, via the Internet or otherwise), regarding the other Party or any of their employees or related businesses or operations.

h.              At Closing, the Parties shall execute a Certification in the form attached hereto as Exhibit D that shall certify that from the Effective Date to the date of Closing, the Parties and persons bound by the confidentiality provisions of this Paragraph 7 have not violated Paragraph 7 of the Confidential Settlement Agreement.

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(1)                       In the event that any breach of this Paragraph 7 is committed by any Party or a person bound by the confidentiality provisions of this Paragraph 7 (a “Violating Party”), or by another at the direction of, in collusion with, or with the consent of any Violating Party, the other Party (a “Non-Violating Party”) (for purposes of this Paragraph 7, the term “Party” or “Parties” shall include a “Violating Party” and a “Non-Violating Party”) shall be entitled to pursue any and all legal and equitable remedies for the breach of this covenant, including, but not limited to, one or more of the following:

(2)                       Injunctive relief, equitable relief, and specific performance.  In the event of a breach of this Paragraph 7, the Parties agree that there would likely be imminent, irreparable harm to the Non-Violating Party which will not be compensable by monetary damages alone and for which there is no adequate remedy at law.  Accordingly, notwithstanding any other provision of this Confidential Settlement Agreement, the Non-Violating Party shall be entitled to seek, in addition to all other remedies, injunctive relief, specific performance, or equitable relief restraining the Violating Party from breaching or threatening to breach this Paragraph 7.  Notwithstanding any other provision of applicable law, the Parties agree that it would not be possible to quantify the actual damage sustained by the Non-Violating Party and that injunctive relief, specific performance, and equitable relief would be in addition to and without prejudice to other remedies.  The Parties hereby waive and release any argument that this Confidential Settlement Agreement is not sufficiently detailed to be specifically enforced via injunction, specific performance, or equitable relief.  Notwithstanding any other provision of applicable law, the Parties also agree that there is no requirement for the moving Party or Non-Violating Party to show irreparable harm, inadequacy of remedy at law, or service of public policy, all such requirements being waived, and that the only requirement is to show substantial likelihood of success on the merits.  Notwithstanding any other provision of applicable law, a Non-Violating Party seeking to enforce this Paragraph 7 shall not be required to post a bond to secure injunctive relief, specific performance, or equitable relief.

(3)                       Actual damages caused by the Violating Party;

(4)                       Liquidated damages in the amount of $25,000.00 per violation by the Violating Party.  The Parties agree that the actual damages that may arise from a violation of this Paragraph 7 cannot be readily ascertained with certainty.  The Parties agree that the amount of $25,000.00 per violation is a reasonable and proportional amount in relation to actual damages, is not a penalty, and is not void or voidable against public policy. The Parties agree that this clause is reasonable in the light of the anticipated or actual loss caused by the breach and the difficulties of proof of loss.

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(5)                       In an action to enforce Paragraph 7 of this Confidential Settlement Agreement, in addition to all other relief that a prevailing Party may be entitled to, a prevailing Party in an action to enforce this Paragraph 7 of this Confidential Settlement Agreement shall be entitled to recover their attorneys’ fees, expert fees, and costs and expenses incurred at the trial, and appellate levels, including, but not limited to, all reasonable attorneys’ fees, expert fees, and costs and expenses incurred in litigating the entitlement to and amount of such reasonable attorneys’ fees, expert fees, and costs.  Notwithstanding any other provision of applicable law, the Parties hereby waive and release any other defense to enforcement of this Paragraph 7, except that there has been no violation of this Paragraph 7.

8.                                      Dismissal With Prejudice of the Litigation and the Appeal.

a.              Upon delivery of all fully executed documents and the irrevocable clearance in full of the Payment, the Megdal Parties and La-Z-Boy shall execute, and thereafter promptly file within five (5) business days, with the Eleventh Circuit Court of Appeals and the U.S. District Court for the Southern District of Florida, a stipulation of voluntary dismissal with prejudice of the Litigation in the form attached as Exhibit B.  The stipulation of voluntary dismissal shall state that the Litigation and the Appeal are dismissed with prejudice and that all claims that were brought or could have been brought have been resolved or waived, and that the parties shall bear their own costs, expenses, and attorneys’ fees.  The stipulation of voluntary dismissal with prejudice shall attach a proposed form of final order of voluntary dismissal with prejudice.  In the event that the documents attached as Exhibit B are deemed insufficient by the Eleventh Circuit Court of Appeals or the United States District Court for the Southern District of Florida to dismiss in full the Litigation or the Appeal without the imposition of costs or attorneys’ fees, then the Megdal Parties agree to execute such documents prepared by La-Z-Boy as are necessary to effectuate the full dismissal of the Litigation and the Appeal without the imposition of costs or attorneys’ fees.

b.              Upon irrevocable clearance of the Payment, the Megdal Parties and La-Z-Boy shall also execute documents to release the Bond.  In the event that the documents attached as Exhibit B are deemed insufficient by the Eleventh Circuit Court of Appeals or the United States District Court for the Southern District of Florida to release in full the Bond, then the Megdal Parties agree to execute such documents prepared by La-Z-Boy as are necessary to effectuate the full release of the Bond.

c.               Upon irrevocable clearance of the Payment, the Megdal Parties and La-Z-Boy shall also execute documents to mark the Final Judgment and the Order satisfied.  In the event that the documents attached as Exhibit B are deemed insufficient by the Eleventh Circuit Court of Appeals or the United States District Court for the Southern District of Florida to satisfy the Final Judgment, then the Megdal Parties agree to execute such documents prepared by La-Z-Boy as are necessary to effectuate the full satisfaction of the Final Judgment and the Order.

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9.                                      Interest.  All claims for interest, including pre-judgment interest and post-judgment interest, or any other form of interest, on the Settlement Amount or amounts claimed in the Litigation or in the Appeal are waived and released as a result of this Confidential Settlement Agreement.

10.                               Patent Transfer.  As part of the sale of Megdal’s Assets pursuant to this Confidential Settlement Agreement, the Megdal Parties shall assign, convey, devise, sell, and transfer all of its right, title, and interest in the ‘976 Patent to La-Z-Boy by execution of the document(s) attached as Composite Exhibit E; provided, however, that La-Z-Boy agrees that the Megdal Parties make no representations or warranties about the ‘976 Patent, any foreign counterpart applications or patents thereto, and/or about the state of Megdal Associates, LLC’s right, title, and interest thereto.  The Parties hereby agree that Exhibit E may be filed with, exhibited to, and shown to, the United States Patent and Trademark Office to evidence this transfer.  The Parties acknowledge that the ‘439 Patent was the subject of a reexamination proceeding bearing Application No. 90/013,577 in which all of the claims of the ‘439 Patent were rejected by Reexamination Certificate issued January 10, 2017, and therefore, there are no more rights in the ‘439 Patent.

11.                               Attorneys’ Fees.  As between the Megdal Parties and La-Z-Boy, all claims for attorneys’ fees, expert fees, and costs and expenses, and expenses claimed in the Litigation, the Appeal, or otherwise, including, but not limited to, any Claim for non-taxable costs are waived, relinquished, and released as a result of this Confidential Settlement Agreement.

12.                               Construction.  It is understood that this Confidential Settlement Agreement was negotiated and prepared by respective counsel for the Parties as a combined effort designed to meet their respective clients’ desires and needs. This Confidential Settlement Agreement shall be interpreted without regard to any presumption or rule requiring interpretation against the drafter or the party causing this Confidential Settlement Agreement, any part or provision thereof, or Exhibit thereto, to be drafted, prepared or revised. The headings in this Confidential Settlement Agreement are only for convenience and cannot be used in interpretation.

13.                               Representations.  The Parties are not relying upon any prior, contemporaneous, or concurrent oral, tacit, implicit, or written representation, condition, promise, statement, letter agreement, understanding, side-deal, inducement, warranty, or utterance as an inducement to enter into this Confidential Settlement Agreement. This written Confidential Settlement Agreement constitutes the entire understanding of the Parties with respect to the disposition of the matters contained herein and all oral, tacit, implicit, or written representations, side-deals, conversations, inducements, understandings, warranties, utterances or agreements made prior to, contemporaneously with, and/or concurrently with execution and delivery of this Confidential Settlement Agreement (“Representations”) are merged into this written document and are of no further force and effect.  All such Representations are adequately addressed and adequately covered by this Confidential Settlement Agreement.

14.                               Lawful Authority.  By signing below, the Parties hereby represent and warrant that they possess lawful authority to execute this Confidential Settlement Agreement and all settlement instruments on behalf of the designated Parties, to bind said Parties to the terms and

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conditions of this Confidential Settlement Agreement, and to perform any acts required by this Confidential Settlement Agreement.

15.                               Warranty.  William Megdal specifically warrants, represents, and covenants that he has all requisite authority to enter into this Settlement Agreement in his capacity as custodian and/or as Power of Attorney, to bind Rachel Rose Megdal, Lydia Camille Megdal and Miriam Iris Megdal to its terms.

16.                               Arm’s Length Agreement.  The Parties hereto mutually acknowledge and agree that this Confidential Settlement Agreement and the matters memorialized herein have been fully negotiated with the assistance of counsel at arm’s length.  The Parties further stipulate and agree that the clauses contained in this Confidential Settlement Agreement are reasonable, neither party had overwhelming bargaining power, and all Parties were represented by counsel of their choice and were fully advised concerning this Confidential Settlement Agreement.

17.                               No Intended Third Party Beneficiaries.  This Confidential Settlement Agreement confers no rights upon any party, person and/or entity other than the Parties.

18.                               Consideration.  The Parties warrant and represent that they have each received good and valuable consideration for the promises made herein, and the purchase and sale of Megdal’s Assets, and that the amounts being paid hereunder are commercially reasonable and lawful.

19.                               Legality. The Parties warrant and represent that they know of no reason why this Confidential Settlement Agreement is in violation of any federal, state, or local statute, regulation, rule or ordinance.

20.                               Modifications. No change, modification or waiver of any provision of this Confidential Settlement Agreement or any exhibit hereto shall be valid or binding unless it is first committed to writing and signed by all Parties to this Confidential Settlement Agreement.  Notwithstanding any applicable law, the terms of this paragraph and all other provisions of this Confidential Settlement Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct, trade practice, or attempted modification.

21.                               Governing Law.  In any action between any of the Parties arising out of this Confidential Settlement Agreement, the Parties agree that the law of the State of Florida shall control any claim in contract, tort, equity, or otherwise, without regard to the conflict of law principles of that state.  The Parties agree, warrant, and represent that the selection of the foregoing law in this Confidential Settlement Agreement: (i) has a reasonable and logical nexus to each of the Parties and to the Litigation; and (ii) does not offend any public policy of any other State, or the public policy of any other state, federal, or other jurisdiction.

22.                               Counterparts.  The Parties may execute this Confidential Settlement Agreement in counterparts, and electronic, email, or facsimile transmission shall suffice as an original, with each being of equal dignity as an original.

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23.                               Exhibits.  The Exhibits hereto are incorporated by this reference into this Confidential Settlement Agreement.  In the event of a conflict between the provisions of this Confidential Settlement Agreement and the terms of the Exhibits, then the more specific provision shall be controlling.

24.                               Breach and Remedies. A breach of any of the terms of this Confidential Settlement Agreement, including the material falsity of any express representation or warranty, and the failure to perform under any covenant or agreements herein, will entitle the non-breaching Party to exercise any and all remedies available at law or in equity, subject only to any express limitations stated in this Confidential Settlement Agreement.  In no event will this Confidential Settlement Agreement be revoked, rescinded, or terminated for any reason. The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise and whether arising herefrom or from any other cause of action available to the Parties.  No single or partial exercise by a Party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that Party may be entitled.

25.                               Jury Trial Waiver.  AS A MATERIAL INDUCEMENT TO ENTER INTO THIS SETTLEMENT AGREEMENT, THE PARTIES HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING A DISPUTE, WHETHER SOUNDING IN TORT, CONTRACT, EQUITY, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS SETTLEMENT AGREEMENT.

26.                               Definitions.  As used in this Confidential Settlement Agreement, the following terms will have the following meanings:

a.              “Affiliate” means, with respect to any Person and La-Z-Boy, any Person that, at any time, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition the term “control” will mean with respect to a Person: (a) the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and (b) the ownership of securities or other instruments representing more than 50% of the outstanding voting power of such Person. Notwithstanding the foregoing, if a venture capital firm, placement agent, investment bank, angel or seed investor, private equity firm, financial institutional investor, high net worth individual or group of individuals or similar financial investor or group of financial investors (collectively, “Financial Investors”) obtains control of a Person, then the Financial Investor and any other portfolio companies which such Financial Investor controls will not be considered Affiliates of such Person. For purposes of this definition of Affiliate, La-Z-Boy shall be defined to include every subsidiary and affiliated company to La-Z-Boy listed on Exhibit 21 of its most recent 10-K filing on June 20, 2017.

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b.              “Affiliated Persons” means, with respect to any Person and La-Z-Boy, its employees, licensees, retailers, resellers, consignees, vendees, wholesalers, distributors, customers, contractors, consultants, service or technology partners, end-users, and manufacturers. For purposes of this definition of Affiliated Persons, La-Z-Boy shall be defined to include every subsidiary and affiliated company to La-Z-Boy listed on Exhibit 21 of its most recent 10-K filing on June 20, 2017, and every Person who is an Affiliated Person to any subsidiary and affiliated company so listed.

c.               “Claims” means any claims, counterclaims, cross-claims, defenses, allegations, demands, debts, dues, liabilities, requests for declaratory relief, proceedings, actions, royalties, obligations, rights, reckonings, objections, or causes of action of any kind and of whatsoever nature or character, arising in any jurisdiction in the world, regardless of whether existing in the past or present (or whether accrued, actual, contingent, latent, or otherwise), made or brought for the purpose of recovering any Damages or royalties or obtaining any equitable relief or any other relief of any kind, including any and all of the foregoing that were alleged or could have been alleged in the Litigation or the Appeal and any and all claims for reimbursement of legal fees, costs, expert fees, and disbursements, including any right to recover non-taxable costs in the Litigation.  The term “Claims” will specifically include unknown claims that are based on acts or omissions occurring on or before the Effective Date that are unknown, unsuspected, and undisclosed to the claiming party as of the Effective Date, and shall also include claims pertaining to the conception, design, manufacture, installation, and patenting of products by La-Z-Boy, its Affiliates, or Affiliated Persons that do not yet exist.

d.              “Contractual Rights” means the right under an oral, written, implied, or equitable contract, agreement, or understanding to receive a contractual benefit or claim entitlement to a right or impose an obligation, and shall include Claims for royalties pertaining to any of the Megdal Assets and shall also include claims pertaining to the conception, design, manufacture, installation, and patenting of products by La-Z-Boy, its Affiliates, or Affiliated Persons regardless of whether such yet exist.

e.               “Control” or “Controlled” means, with respect to any Person, Patent Right, or a Party, the possession by such Party, Person, or its Affiliates, whether by ownership, license, or otherwise, of the right to grant to the other Party or Person access to and a license or sublicense (as applicable) under such Patent Right as set forth in this Agreement without violating the terms of any agreement with any Third Party as of the time such Party would first be required hereunder to grant such access and license or sublicense, as of the time such Party or Person would first be required hereunder to grant such access and license or sublicense.

f.                “Damages” means damages of any kind or nature (including claims for an account of profits), past, present, or future, arising, in whole or in any part, directly or indirectly, from the Claims based on acts, Patent Rights, Intellectual Property

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Rights, Contractual Rights, Megdal Assets, or omissions existing or occurring on or before the Effective Date in any jurisdiction in the world or available under any state, provincial, federal, or international law, or the law of any country (or any other act, action, administrative rule or procedure, legislation, or regulation of any kind or description), including any actual, general, specific, direct, indirect, commercial, economic, consequential, incidental, special, punitive, exemplary, or treble damages, that can be obtained directly, indirectly, or by way of contribution or indemnity, under any theory of liability whatsoever, including but not limited to, any liability that is contributory, strict, contractual, or tortious in character, whether at law or in equity. The term “Damages” will also include royalties, loss of revenue, loss of expected profits or expected savings, extradition of infringer’s profits, fines, monetary penalties, court costs, interest, pre-judgment and postjudgment interest, attorney’s fees, expert fees, and any other related costs or expenses. “Damages” will specifically include damages for unknown Claims that are based on acts or omissions occurring on or before the Effective Date that are unknown, undisclosed, and unsuspected to the claiming party as of the Effective Date.

g.               “Intellectual Property Rights” means (a) Patent Rights; (b) inventions, invention disclosures, and improvements, whether or not patentable and whether or not reduced to practice; (c) works of authorship in any and all mediums and all derivative works thereof, whether or not protectable by copyright and all United States and foreign copyrights to such works (including all copyright registrations and applications and all renewals and extensions thereof); (d) ideas, trade secrets, know-how, processes, algorithms, and other confidential or proprietary information, and all tangible and intangible embodiments thereof; and (e) all applications, registrations, and renewals in connection therewith, in the United States and all foreign jurisdictions; and other proprietary rights however denominated throughout the world; and copies and tangible embodiments thereof, in any and all forms and mediums.

h.              “Patent Right” or “Patent Rights” means any of the following in any applicable jurisdiction throughout the world: (a) issued patent, (b) pending patent application or provisional application, (c) substitution, continuation, continuation-in-part, division, or renewal related to any of the foregoing, or any patent granted thereon, (d) patent-of-addition, reissue, reexamination or extension, or restoration by existing or future extension or restoration mechanism, including patent term adjustment, patent term extension, supplementary protection certificate, or the equivalent thereof, (e) utility model, or (f) counterpart of any of the foregoing.  Without limiting the generality of the above definition, and for the avoidance of doubt, the term “Patent Right” or “Patent Rights” shall specifically include any claimed rights or Claim pursuant to the following patents:  the ‘976 Patent, the ‘439 Patent, U.S. Patent 6,896,323 dated May 24, 2005, U.S. Patent 8,608,240 dated December 17, 2013, U.S. Patent 8,459,732 dated June 11, 2013, U.S. Patent 8,366,188 dated February 5, 2013, U.S. Patent 8,506,009 dated August 13, 2013, U.S. Patent 6,893,085 dated May 17, 2005, U.S. Patent 8,833,844 dated

13

September 16, 2014, Patent Application 2014/0070585 dated March 13, 2014 and any issued patent thereon, any other patent held or owned by the Megdal Parties or in which they claim any interest, any other patent, patent application, or foreign patent.

i.                  “Person” means an individual, company, trust, corporation, partnership, sole proprietorship, joint venture, limited liability company, association, unincorporated organization, university, college, or other legal, governmental or other entity.

j.                 “Third Party” shall mean any Person that is not one of the Parties.

27.                               Tax Treatment.  Notwithstanding any other provision hereof, each Party is responsible for its own tax treatment of this Confidential Settlement Agreement, and no Party is warranting or representing to another Party any particular tax treatment.

28.                               Personal Injury Related Claims. La-Z-Boy agrees to fully defend, indemnify and hold Megdal Associates and each of its members and other individuals associated with Megdal Associates harmless from all personal injury and related claims (such as loss of consortium) brought by third parties arising from use of any La-Z-Boy product.  Megdal Associates, its Members and each of the individuals associated with Megdal Associates shall cooperate with La-Z-Boy in defending against any such claim.

29.                               Other Matters.  LZB will issue (a) to Robins Kaplan Incoming Trust for Megdal LLC an IRS Form 1099-MISC reflecting the amount of $13,500,000 in box 14, which is labeled “gross proceeds,” and (b) to each of the members of Megdal Associates, LLC an IRS Form 1099-MISC reflecting in box 3, which is labeled “other income,” the portion of $13,500,000 corresponding to the member’s ownership percentage of Megdal Associates, LLC as set forth in Exhibit G.

[Remainder of Page Left Blank]

14

IN WITNESS THEREOF, the undersigned Parties have executed this Confidential Settlement Agreement effective as of the date stated below.

LA-Z-BOY INCORPORATED, a Michigan corporation	TERRY MEGDAL, an individual

By:	Date:
Name:
Title:	JANICE FALLER, an individual
Date:

Date:

WILLIAM MEGDAL, an individual

Date:

WILLIAM MEGDAL, as custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal

Date:

MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company

By:
Title:
Dated:

15

FOR PURPOSES OF PARAGRAPH 7:

GREENBERG TRAURIG, P.A.

By:
Name:
Title:
Date:

FOR PURPOSES OF PARAGRAPH 7:

ROBINS KAPLAN LLP

By:
Name:
Title:
Date:

LELAND SCHERMER & ASSOCIATES, P.C.

By:
Name:
Title:
Date:

LELAND SCHERMER, an individual

By:
Name:
Title:
Date:

16

COMPOSITE EXHIBIT A

RELEASE DOCUMENTATION

MUTUAL GENERAL RELEASE

MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company  (“Megdal Associates”); TERRY MEGDAL, an individual; JANICE FALLER, an individual; DR. WILLIAM MEGDAL, individually and as Custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal; and LELAND SCHERMER, an individual (collectively, the “Megdal Associates Parties”) and LA-Z-BOY INCORPORATED, a Michigan corporation (“La-Z-Boy”) (each a “Party” and collectively, the “Parties”), effective this    day of December 2017 (the “Effective Date” is the date on which the last of the Parties named below executes this Mutual General Release) for and in consideration of the sum of Ten Dollars ($10.00), the mutual promises between them, and the settlement payment to be made by La-Z-Boy to the Megdal Associates Parties, or other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged,

(Wherever used herein the term “Party” or “Parties” shall include singular and plural, heirs, legal representatives, successors, predecessors and assigns of individuals wherever the context so admits or requires, and “Party” or “Parties” shall also include all partners, parent, subsidiary and related entities, affiliates and predecessors and successors in interest of the foregoing parties; all representatives, agents, members, general partners, limited partners, independent contractors, and officers and employees, of all the foregoing parties; and all other persons and parties who are or may be liable on the Released Claims described herein or against whom the Released Claims could be asserted, directly or indirectly.  La-Z-Boy shall be defined to include every subsidiary and affiliated company to La-Z-Boy listed on Exhibit 21 of its most recent 10-K filing on June 20, 2017, and every Person who is an Affiliate or Affiliated Person to any subsidiary and affiliated company so listed).

HEREBY remise, release, acquit, satisfy and forever discharge each other of and from all and all manner of action and actions, claims, causes and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, Claims, Damages, rights, discovery demands, information demands, and demands whatsoever, in law or in equity, which either Party ever had, now has, or which any successor, or assign of either Party, hereafter can, shall or may have, against each other, for, upon or by reason of any matter, cause or thing whatsoever, known or unknown, suspected or unsuspected, disclosed or undisclosed, directly or indirectly, from the beginning of the world to the day of these presents including, but not limited to, those arising out of the 2002 License Agreement, the Litigation, the Appeal, the Intellectual Property Rights, the Contractual Rights, the Patent Rights, the Disputes, any Claims or causes of action made or referenced in the Litigation, the Appeal, the Disputes, any and all Claims that were brought or could have been brought by the Parties, any payment made or that could have been made in respect of such Claims, or any Claims that were or could have been brought in the Litigation or the Appeal (collectively, “Released Claims”).

The Parties also represent, warrant and agree to the following:

1.             The Parties have not transferred or assigned any of the Released Claims and are the sole owners of the rights being released hereby.

1

2.             It is understood that this Mutual General Release was negotiated and prepared as a combined effort and compromise designed to meet the Parties’ need to resolve the Disputes, the Litigation, and the Appeal and was prepared for sophisticated parties with the assistance of competent counsel.  This Mutual General Release shall be interpreted without regard to any presumption or rule requiring interpretation against the drafter or the Party causing this Mutual General Release to be prepared.

3.             In any action between any of the Parties arising out of or relating to any of the Parties named hereto, the Parties agree that the law of the State of Florida shall control any claim in contract, tort, equity, or otherwise, without regard to the conflict of law principles of that state.

4.             In consideration of the Payment, the Megdal Associates Parties acknowledge and agree that they are voluntarily and irrevocably selling and releasing all Intellectual Property Rights and Contractual Rights, including, but not limited to, the right to seek all future royalties, sums, fees, payments, considerations, and monies from La-Z-Boy by consequence of any of the Megdal Associates Parties’ Intellectual Property Rights, the Megdal Assets, the Disputes, the Litigation, the Appeal, the Bond, the Final Judgment, the Order, the 2002 License Agreement, the 1999 Confidentiality Agreement, or any of the foregoing as amended, as against La-Z-Boy, its Affiliates, and its Affiliated Persons.

5.             In consideration of the payment of the Payment, the Megdal Associates Parties acknowledge and agree that they are voluntarily and irrevocably selling and releasing the right to assert, and do release the right to assert, all past, present and future Patent Rights held by the Megdal Associates Parties as against La-Z-Boy, its Affiliates, and its Affiliated Persons.

6.             In consideration of the Payment, the Megdal Associates Parties acknowledge and agree that they are voluntarily and conditionally selling and releasing the right to assert, and do conditionally release the right to assert, and conditionally covenant that they shall not assert, any and all Claims and demands for discovery, requests for documents, subpoenas, demands, information requests, records requests, depositions, and other discovery demands against (i) Dewert Antriebs und Systemtechnik, GmbH & Co. KG, a division of Phoenix Mecano, AG, Phoenix Mecano Ltd., Phoenix Mecano, Inc. (and its division Dewert Motorized Systems) and its Affiliates and Affiliated Persons, arising out of or related to the Disputes or the Intellectual Property Rights, the Patent Rights, the Contractual Rights, the ‘976 Patent, the ‘439 Patent or Megdal’s Assets, including, but not limited to, that certain Confidentiality Agreement dated August 29, 2000 between Megdal Associates, LLC and Dewert Motorized Systems, Division of Phoenix Mecano, Inc., the Dewert/Megdal Schunke Patent and Technology Agreement effective January 31, 2003 between Paul Megdal and Megdal Associates, LLC, and Dewert Antriebs und Systemtechnik, GmbH & Co. KG, Phoenix Mecano, Inc., Dewert Motorized Systems (a division of Phoenix Mecano), and Phoenix Mecano, Ltd., and the Dewert/Megdal Megatorxx™ Patent and Technology Agreement dated as of January 31, 2003 between Paul Megdal and Megdal Associates, LLC, and Dewert Antriebs und Systemtechnik, GmbH & Co. KG, Phoenix Mecano, Inc., Dewert Motorized Systems (a division of Phoenix Mecano), and Phoenix Mecano, Ltd. and (ii) Leggett & Platt, Incorporated and its Affiliates and Affiliated Persons, arising out of or related to the Disputes, or the Intellectual Property Rights, the Patent Rights, the Contractual Rights, the ‘976 Patent, the ‘439 Patent, or Megdal’s Assets, including that certain

2

Confidentiality Agreement dated on or about February 28, 2001, all subject to the condition set forth in the Confidential Settlement Agreement, at paragraph 6.

[Remainder of Page Left Blank]

3

IN WITNESS WHEREOF, I have hereunto set my hand and seal, this      day of December, 2017.

Signed, sealed and delivered in the presence of:

LA-Z-BOY INCORPORATED, a Michigan corporation

By:
Name:
Title:
Date:

STATE OF	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by                       as                       of LA-Z-BOY INCORPORATED, a Michigan corporation.  She/he personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

4

Signed, sealed, agreed to, and delivered in the presence of:

MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company

By:
Name:
Title:
Date:

STATE OF	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by                       as                       of MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company.  She/he personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

5

Signed, sealed, agreed to, and delivered in the presence of:

WILLIAM MEGDAL, individually and as custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal

STATE OF	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by WILLIAM MEGDAL, individually and as custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal.  He personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

6

Signed, sealed, agreed to, and delivered in the presence of:

JANICE FALLER, an individual

STATE OF	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by JANICE FALLER, an individual.  She personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

7

Signed, sealed, agreed to, and delivered in the presence of:

TERRY MEGDAL, an individual

STATE OF FLORIDA	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by TERRY MEGDAL, an individual.  She personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

8

Signed, sealed, agreed to, and delivered in the presence of:

LELAND SCHERMER, an individual

STATE OF	)
ss
COUNTY OF	)

The foregoing instrument was acknowledged before me this     day of December 2017 by LELAND SCHERMER, an individual.  He personally appeared before me, is personally known to me or produced                           as identification, and did take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

9

EXHIBIT B

FORM OF DISMISSAL WITH PREJUDICE

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

Case No. 14-81476-Civ-Zloch

Megdal Associates, LLC,

Plaintiff,

vs.	Jury Trial Demanded

La-Z-Boy Incorporated,

Defendant.

Joint Stipulation For Dismissal With Prejudice

Plaintiff Megdal Associates, LLC and La-Z-Boy Incorporated, pursuant to Rule 41(a)(1)(ii) of the Federal Rules of Civil Procedure, hereby jointly agree and stipulate to the dismissal with prejudice of the above-styled action as follows:

1.              The action, and all claims, defenses and counterclaims that the parties brought or could have brought, are hereby dismissed with prejudice.

2.              The parties shall bear their own attorneys’ fees and costs.

3.              The Final Judgment dated February 27, 2017 and the Order dated August 28, 2017 are hereby deemed satisfied.

4.              The Civil Supersedeas Bond posted by La-Z-Boy Incorporated is discharged and released to La-Z-Boy Incorporated and the surety named therein.

The Parties request that the Court enter the Final Order of Dismissal With Prejudice.

Dated:	December , 2017	Respectfully Submitted,

By:	/s/	By:	/s/

	Ronald J. Schutz (Admitted Pro Hac Vice)		GLENN E. GOLDSTEIN
	rschutz@robinskaplan.com		Florida Bar No. 435260
	Patrick Arenz (Admitted Pro Hac Vice)		goldsteing@gtlaw.com
	parenz@robinskaplan.com		JOHN L. McMANUS
	Shira Shapiro (Admitted Pro Hac Vice)		Florida Bar No. 119423
	sshapiro@robinskaplan.com		mcmanusj@gtlaw.com
	Ari Lukoff		GREENBERG TRAURIG, P.A.
	alukoff@robinskaplan.com		401 East Las Olas Blvd., Suite 2000
	Emily E. Niles		Fort Lauderdale, FL 33301
	eniles@robinskaplan.com		Telephone: (954) 765-0500
	Robins Kaplan LLP		Telecopy: (954) 765-1477
800 LaSalle Ave.
	Minneapolis, MN 55402-2015		—and—
Telephone: (612) 349-8500
	Fax: (612) 339-4181		JOSHUA R. BROWN
Florida Bar No. 826391
	Michael Kolcun		brownjr@gtlaw.com
	Florida Bar No. 0086043		GREENBERG TRAURIG, P.A.
	mkolcun@robinskaplan.com		450 S. Orange Avenue, Suite 650
	Robins Kaplan LLP		Orlando, Florida 32801-3371
	601 Lexington Avenue, Suite 3400		Telephone: (407) 420-1000
	New York, NY 10022-4611		Facsimile: (407) 841-1295
Telephone: (212) 980-7400
	Fax: (212) 980-7499		—and—

	—and—		KURT KAPPES
Admitted Pro Hac Vice
	Scott G. Hawkins		kappesk@gtlaw.com
	Florida Bar No. 0460117		GREENBERG TRAURIG, LLP
	shawkins@jonesfoster.com		1201 K Street, Suite 1100
	James C. Gavigan		Sacramento, California 95814,
	Florida Bar No. 0085909		Telephone: (916) 442-1111
	jgavigan@jonesfoster.com		Facsimile: (916) 448-1709
Jones, Foster, Johnston & Stubbs, P.A.
	Flagler Center Tower		Attorneys for Defendant
	505 South Flagler Drive, Suite 1100		La-Z-Boy, Incorporated
West Palm Beach, Florida 33401
Telephone: (561) 659-3000
Fax: (561) 650-5300

Attorneys for Plaintiff
Megdal Associates, LLC

Certificate of Service

I hereby certify that on December     2017, I served the foregoing document on the following counsel of record via ECF:

Glenn E. Goldstein, Esq.	Kurt Kappes, Esq.
John L. McManus, Esq.	Greenberg Traurig, LLP
Greenberg Traurig, P.A.	1201 K Street, Suite 1100
401 East Las Olas Boulevard, Suite 2000	Sacramento, California 95814
Fort Lauderdale, FL 33301	Telephone: (916) 442-1111
Telephone: (954) 765-0500	Facsimile: (916) 448-1709
Telecopy: (954) 765-1477	Email: kappesk@gtlaw.com
Email: goldsteing@gtlaw.com
Email: mcmanusj@gtlaw.com

Joshua R. Brown, Esq.
Greenberg Traurig, P.A.
450 S. Orange Avenue, Suite 650
Orlando, Florida 32801-3371
Telephone: (407) 420-1000
Facsimile: (407) 841-1295
Email: brownjr@gtlaw.com

Dated: December , 2017	ROBINS KAPLAN LLP

	By:	/s/

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

Case No. 14-81476-Civ-Zloch

Megdal Associates, LLC,

Plaintiff,

vs.	Jury Trial Demanded

La-Z-Boy Incorporated,

Defendant.

Final Order For Dismissal With Prejudice

THIS CAUSE came before the Court upon the Plaintiff Megdal Associates, LLC and La-Z-Boy Incorporated’s Stipulation made pursuant to Rule 41(a)(1)(ii) of the Federal Rules of Civil Procedure for a dismissal with prejudice of the action litigation, and the Court having been advised to the Parties’ agreement to the entry of this Order does hereby ORDER and ADJUDGE:

1.              This action, and all claims, defenses and counterclaims that the parties brought or could have brought, are hereby dismissed with prejudice.

2.              The parties shall bear their own attorneys’ fees and costs.

3.              The Final Judgment dated February 27, 2017 and the Order dated August 28, 2017 are hereby deemed satisfied.

4.              The Civil Supersedeas Bond posted by La-Z-Boy Incorporated is discharged and released to La-Z-Boy Incorporated and the surety named therein.

DONE and ORDERED at Fort Lauderdale, Florida on this    day of January 2018.

UNITED STATES DISTRICT JUDGE

cc: Counsel of record

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

Case No. 14-81476-Civ-Zloch

Megdal Associates, LLC,

Plaintiff,

vs.	Jury Trial Demanded

La-Z-Boy Incorporated,

Defendant.

Satisfaction of Final Judgment and Order

KNOW ALL MEN BY THESE PRESENTS:

MEGDAL ASSOCIATES, LLC, a Plaintiff in the above-styled action, wherein an Final Judgment (“Final Judgment”) was entered on February 28, 2017 and against La-Z-Boy Incorporated for $6,030,558.25, and an Order was entered on August 28, 2017 and against La-Z-Boy for $96,749.53 in costs (“Order”).

MEGDAL ASSOCIATES, LLC hereby acknowledges full and complete satisfaction of the Final Judgment and the Order and hereby consents that all orders and judgments in the above-referenced action, whether or not referenced specifically herein, shall be satisfied fully of record.

WITNESS our hand and seal this       day of December, 2017.

MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

STATE OF	)

)SS

COUNTY OF	)

The foregoing instrument was acknowledged before me this        day of December, 2017, by                              , the                                    of MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company, on behalf of the limited liability company.  He/she personally appeared before me, is personally known to me, or has produced                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

IN THE UNITED STATES COURT OF APPEALS

FOR THE ELEVENTH CIRCUIT

CASE NO. 17-11397/17-14292

MEGDAL ASSOCIATES, LLC,

Plaintiff-Appellee,

v.

LA-Z-BOY INCORPORATED,

Defendants-Appellant.

UNOPPOSED MOTION FOR VOLUNTARY DISMISSAL

ON APPEAL FROM THE UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF FLORIDA

Glenn E. Goldstein	Elliot H. Scherker
John L. McManus	Brigid F. Cech Samole
Greenberg Traurig, P.A.	Greenberg Traurig, P.A.
401 East Las Olas Blvd., Suite 2000	Wells Fargo Center, Suite 4400
Fort Lauderdale, Florida 33301	333 Southeast Second Avenue
Telephone: 954.765.0500	Miami, Florida 33131
Facsimile: 954.765.1477	Telephone: 305.579.0500
Facsimile: 305.579.0717

Counsel for Defendants-Appellants

Megdal Associates, LLC v. La-Z-Boy Incorporated

Case No. 17-11397/14-14292

CERTIFICATE OF INTERESTED PERSONS

AND

CORPORATE DISCLOSURE STATEMENT

Defendants-Appellants submit this list, which includes the trial judge, and all attorneys, persons, associations of persons, firms, partnerships or corporations that have an interest in the outcome of this review:

1.                                      Arenz, Patrick, Attorney for Plaintiff-Appellee

2.                                      Brown, Joshua R. — Counsel for Defendant-Appellant

3.                                      Cech Samole, Brigid F. — Counsel for Defendant-Appellant

4.                                      Clemente, Katherine M. — Counsel for Defendant-Appellant

5.                                      Gavigan, James C. — Counsel for Plaintiff-Appellee

6.                                      Goldstein, Glenn E. — Counsel for Defendant-Appellant

7.                                      Greenberg Traurig, P.A. — Counsel for Defendant-Appellant

8.                                      Hawkins, Scott G. — Counsel for Plaintiff-Appellee

9.                                      Jones, Foster, Johnston & Stubbs, P.A. — Counsel for Plaintiff-Appellee

10.                               Kappes, Kurt A. — Counsel for Defendant-Appellant

11,                               Kolcun, Michael A. — Counsel for Plaintiff-Appellee

12.                               La-Z-Boy Inc. — Defendant-Appellant

C-1

Megdal Associates, LLC v. La-Z-Boy Incorporated

Case No. 17-11397/17-14292

CERTIFICATE OF INTERESTED PERSONS

AND

CORPORATE DISCLOSURE STATEMENT

(Continued)

13.                               McManus, John L. — Counsel for Defendant-Appellant

14.                               Megdal Associates, LLC — Plaintiff-Appellee

15.                               Robins Kaplan LLP — Counsel for Plaintiff-Appellee

16.                               Scherker, Elliot H. — Counsel for Defendant-Appellant

17.                               Schutz, Ronald J. — Counsel for Plaintiff-Appellee

18.                               Shapiro, Shira T. — Counsel for Plaintiff-Appellee

19.                               Zloch, The Honorable William J. — U.S. District Court Judge, S.D.

Florida

/s/ Brigid F. Cech Samole
Brigid F. Cech Samole

Megdal Associates, LLC v. La-Z-Boy Incorporated

Case No. 17-11397/17-14292

CERTIFICATE OF INTERESTED PERSONS

AND

CORPORATE DISCLOSURE STATEMENT

(Continued)

UNOPPOSED MOTION FOR VOLUNTARY DISMISSAL

Appellant La-Z-Boy Incorporated moves this Court for a voluntary dismissal of its appeal, pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure and 11th Circuit Rule 42-1(a).  Counsel for Plaintiff-Appellee does not oppose this motion.

Defendant-Appellant and Plaintiff-Appellee have reached an agreement to settle this matter.  Each party will bear its respective costs and attorneys’ fees incurred in connection with this appeal.  No costs will be imposed, and no attorneys’ fees will be assessed against either Party.

WHEREFORE, La-Z-Boy Incorporated moves the Court to dismiss this appeal with prejudice.

Megdal Associates, LLC v. La-Z-Boy Incorporated

Case No. 17-11397/17-14292

CERTIFICATE OF INTERESTED PERSONS

AND

CORPORATE DISCLOSURE STATEMENT

(Continued)

Respectfully submitted,

Glenn E. Goldstein		Elliot H. Scherker
John L. McManus		Brigid F. Cech Samole
Greenberg Traurig, P.A.		Greenberg Traurig, P.A.
401 East Las Olas Blvd., Suite 2000		Wells Fargo Center, Suite 4400
Fort Lauderdale, Florida 33301		333 Southeast Second Avenue
Telephone: 954.765.0500		Miami, Florida 33131
Facsimile: 954.765.1477		Telephone: 305.579.0500
Facsimile: 305.579.0717

	By:	/s/ Brigid F. Cech Samole
Brigid F. Cech Samole

Counsel for Defendants-Appellants

CERTIFICATE OF SERVICE

I hereby certify that on December   , 2017, I electronically filed the foregoing with the Clerk of Court using CM/ECF.  I also certify that the foregoing document is being served this day on all counsel of record identified below via transmission of Notices of Electronic Filing generated by CM/ECF.

Scott G. Hawkins, Esq.
Patrick M. Arenz, Esq.	James C. Gavigan, Jr., Esq.
Shira T. Shapiro, Esq.	Jones, Foster, Johnston & Stubbs, P.A.
Robins Kaplan L.L.P.	Flagler Center Tower
800 LaSalle Avenue	505 South Flagler Drive, Suite 1100
2800 LaSalle Plaza	West Palm Beach, Florida 33401

Megdal Associates, LLC v. La-Z-Boy Incorporated

Case No. 17-11397/17-14292

CERTIFICATE OF INTERESTED PERSONS

AND

CORPORATE DISCLOSURE STATEMENT

(Continued)

Minneapolis, Minnesota 55402	Telephone: (561) 659-3000
Telephone: (612) 349-8500	Email: shawkins@jonesfoster.com
Facsimile: (612) 339-4181	Email: jgavigan@jonesfoster.com
Email: parenz@robinskaplan.com
Email: dspence@robinskaplan.com
Email: sshapiro@robinskaplan.com
Email: dmuscatell@robinskaplan.com
Email: alukoff@robinskaplan.com
Email: eniles@robinskaplan.com
Email:
Megdal_Assocs_RK@robinskaplan.com

Ronald J. Schutz, Esq.
Michael A. Kolcun, Esq.
Robins Kaplan L.L.P.
601 Lexington Avenue, Suite 3400
New York, New York 10022-4611
Telephone: (212) 980-7400
Facsimile: (212) 980-7499
Email: rschutz@robinskaplan.com
Email: llind@robinskaplan.com
Email: mkolcun@robinskaplan.com
	/s/	Brigid F. Cech Samole
Brigid F. Cech Samole

EXHIBIT C

FORM OF JOINDER

JOINDER

I HAVE READ AND UNDERSTAND PARAGRAPH 7 OF THE CONFIDENTIAL SETTLEMENT AGREEMENT DATED DECEMBER    2017, AND I IRREVOCABLY AGREE TO BE BOUND BY ALL OF THE STIPULATIONS AND REQUIREMENTS OF PARAGRAPH 7 OF THE CONFIDENTIAL SETTLEMENT AGREEMENT AS THOUGH I WAS A PARTY THERETO, INCLUDING THE REQUIREMENT NOT TO DISCLOSE THE CONFIDENTIAL INFORMATION TO THIRD PARTIES EXCEPT AS PERMITTED THEREIN.

Signature

Print Name Signed Above

Date

EXHIBIT D

FORM OF CERTIFICATION

CERTIFICATION

I HEREBY CERTIFY, that from the Effective Date to the date of Closing (as defined in the Confidential Settlement Agreement), the Parties and persons bound by the confidentiality provisions of this Paragraph 7 have not violated Paragraph 7 of the Confidentiality Agreement.

IN WITNESS THEREOF, the undersigned Parties have executed this Certification on the date below and effective as of the date of Closing.

LA-Z-BOY INCORPORATED, a Michigan corporation	TERRY MEGDAL, an individual

By:	Date:
Name:
Title:
Date:
JANICE FALLER, an individual

Date:

WILLIAM MEGDAL, an individual

Date:

WILLIAM MEGDAL, as custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal

Date:

MEGDAL ASSOCIATES, LLC, a Pennsylvania limited liability company

By:
Title:
Dated:

GREENBERG TRAURIG, P.A.

By:
Name:
Title:
Date:

ROBINS KAPLAN LLP

By:
Name:
Title:
Date:

LELAND SCHERMER & ASSOCIATES, P.C.

By:
Name:
Title:
Date:

LELAND SCHERMER, an individual

By:
Name:
Title:
Date:

EXHIBIT E

FORM OF ASSIGNMENT

ASSIGNMENT

WHEREAS, the undersigned, hereinafter referred to as Assignor, currently owns certain right, title, and interest in the invention entitled

ELECTRIC-MOTOR DRIVEN ACTUATOR

for which the following applications or patents pertain:

United States Patent Application Serial No. 10/196,851 filed on July 17, 2002 (now United States Patent Number 6,952,976, issued on October 11, 2005),

WHEREAS, Megdal Associates, LLC, a Pennsylvania limited liability company, having a principal place of business in Boca Raton, FL, hereinafter referred to as Assignor, is desirous of transferring Assignor’s interest therein:

WHEREAS, La-Z-Boy Incorporated, a Michigan corporation, having a principal place of business at 1 La-Z-Boy Drive, Monroe, MI 48162, hereinafter referred to as Assignee, is desirous of receiving Assignor’s interest referenced above.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, Assignor by these presents does, as of December    2017, sell, assign and transfer unto Assignee and its successors in interest, all of its right, title, and interest in the United States of America to the invention as described in the aforesaid applications, said applications for patent and all Letters Patent therefore, to be held and enjoyed by Assignee to the full end of the term for which said Letters Patent are granted and any extensions thereof or by any other patent applications filed on said invention as fully and entirely as the same would have been held by Assignor had this assignment and sale not been made, and the right to recover for past infringements of, or liabilities for, any of the rights relating to any of said applications or patents resulting therefrom;

Assignor hereby covenants and agrees to execute all instruments or documents required or requested for the making and prosecution of any applications of any type for patent in the United States including, but not limited to, any provisional, continuation, continuation-in-part, divisional, renewal or substitute thereof, and as to letters patent any reissue, re-examination, or extension thereof, and for litigation regarding, or for the purpose of protecting title to the said invention, the applications for patent, or Letters Patent therefor, and to testify in support thereof, for the benefit of Assignee without further or other compensation than that above set forth; and

Assignor hereby covenants that no assignment, sale, agreement or encumbrance has been or will be entered into which would conflict with this Assignment, other than an identical assignment with an earlier effective date.

MEGDAL ASSOCIATES, LLC

By:
Witness

Printed Name:	Date:

Title:

Date:
Witness

Date:

EXHIBIT F

PUBLIC STATEMENT BY LA-Z-BOY

We have been a party to a civil lawsuit over a contract that the other party contends required us to make payments in respect of certain power units. Following a verdict in the civil lawsuit during fiscal 2016, we recognized expense of $5.5 million in our consolidated statement of income. Subsequent to that verdict, we have, in our consolidated statement of income, accrued $3.9 million of expense for royalties and interest related to this matter, for sales of certain power units from February 2016 through October 2017. During fiscal 2018, we reached an agreement to settle the legal dispute, including resolving all associated obligations for payments, future and past, for $13.5 million. With the announced settlement, which resolves all of the company’s past and future obligations that were at issue in the litigation, La-Z-Boy will recognize an additional charge of $4.1 million in the third quarter of fiscal 2018. We paid the settlement in the third quarter of fiscal 2018 and recorded the majority of the $13.5 million charge in our consolidated statement of income, in selling, general and administrative expense.

On December 21, 2017, La-Z-Boy Incorporated (“we,” “us,” “our” or the “Company”) entered into a  settlement agreement and release (the “Settlement Agreement”) with Megdal Associates, LLC, a Pennsylvania limited liability company; Terry Megdal, an individual; Janice Faller, an individual; Dr. William Megdal, individually and as Custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal;  and Leland Schermer, an individual (collectively, “Megdal”),  with respect to the civil lawsuit filed against us over a contract Megdal claimed required us to make payments in respect of certain power units (the “Contract”).

Under the terms of the Settlement Agreement, the parties settled the legal dispute with no admission of liability, wrongdoing or responsibility by any of the parties, released each other from all future and past claims under the contract, including resolving all associated future royalty obligations, and agreed to dismiss all claims with prejudice, and we have agreed to pay Megdal the aggregate sum of $13.5 million which we will pay during the third quarter of fiscal 2018.

The settlement follows a verdict returned against us in fiscal 2016 with respect to the Contract, at which time we recognized an expense of $5.5 million in our consolidated statement of income.  Subsequent to that verdict we have accrued an additional $3.9 million of expense related to royalties and interest related to this matter.  With the announced settlement, we will recognize an additional charge of $4.1 million in the third quarter of fiscal 2018.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Settlement Agreement in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Settlement Agreement.

EXHIBIT G

MEMBERSHIP OWNERSHIP PERCENTAGES OF MEGDAL ASSOCIATES, LLC

Terry Megdal:  33.3% (1/3)

Rachel Rose Megdal: 11.11% (1/9)

Lydia Camille Megdal: 11.11% (1/9)

Miriam Iris Megdal: 11.11% (1/9)

Janice Faller: 33.3% (1/3)